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                                                             Exhibit 99.B(d)(63)

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                                       AND
                       REXITER CAPITAL MANAGEMENT LIMITED

         DATED JULY 15, 2004, AS AMENDED ON ______________________, 2004


                       SEI INSTITUTIONAL INVESTMENTS TRUST

                          Emerging Markets Equity Fund
                             World Equity Ex-US Fund


Agreed and Accepted:


SEI INVESTMENTS MANAGEMENT CORPORATION      REXITER CAPITAL MANAGEMENT LIMITED

By:                                         By:

--------------------------------------      ------------------------------------

Name:                                       Name:

------------------------------------        ------------------------------------

Title:                                      Title:

------------------------------------        ------------------------------------

                                        1
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                                   SCHEDULE B
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                                       AND
                       REXITER CAPITAL MANAGEMENT LIMITED

         DATED JULY 15, 2004, AS AMENDED ON ______________________, 2004

Pursuant to Paragraph 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

     SEI INSTITUTIONAL INVESTMENTS TRUST

     Emerging Markets Equity Fund

     World Equity Ex-US Fund

Agreed and Accepted:


SEI INVESTMENTS MANAGEMENT CORPORATION      REXITER CAPITAL MANAGEMENT LIMITED

By:                                         By:

--------------------------------------      ------------------------------------

Name:                                       Name:

------------------------------------        ------------------------------------

Title:                                      Title:

------------------------------------        ------------------------------------

                                        2